Filed Pursuant To Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Prospectus Dated October 30, 2009

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Class Y Shares

Institutional Class Shares

On February 24, 2010, the Board of Directors (the “Board”) of Frontegra Funds, Inc. (the “Company”) unanimously approved the replacement of Frontegra Asset Management, Inc. (“Frontegra”) with IronBridge Capital Management, L.P. (“IronBridge”) as the primary investment adviser to the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund (the “IronBridge Funds”), effective as of the opening of business on March 1, 2010.  IronBridge has been serving as subadviser to the IronBridge Funds since their inception and will continue the day-to-day investment management responsibilities for the IronBridge Funds as the primary investment adviser.  Frontegra had previously notified the Board that it wished to resign as the investment adviser to the IronBridge Funds and that IronBridge wished to become the successor primary investment adviser to the IronBridge Funds as mutually agreed to by Frontegra and IronBridge.

As a result of Frontegra’s resignation, the investment advisory agreement between Frontegra and the Company, with respect to the IronBridge Funds only (the “Frontegra Advisory Agreement”), and the subadvisory agreement between Frontegra and IronBridge will terminate effective March 1, 2010.  In order to avoid disruption of the IronBridge Funds’ investment management program, the Board unanimously approved an interim investment advisory agreement between the Company, on behalf of the IronBridge Funds, and IronBridge (the “Interim Advisory Agreement”) in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), to be effective March 1, 2010 upon termination of the Frontegra Advisory Agreement.

Additionally, the Board unanimously approved a new investment advisory agreement between the Company, on behalf of the IronBridge Funds, and IronBridge (the “New Advisory Agreement”), subject to approval by shareholders of the IronBridge Funds at a special meeting to be held later this year.  Additional details regarding the special meeting will be contained in a proxy statement to be mailed to the IronBridge Funds’ shareholders in advance of the meeting.

The IronBridge Funds’ investment objectives, principal investment strategies and investment policies will remain the same.  Under the Interim and New Advisory Agreements, IronBridge will receive the same compensation Frontegra would have received from the IronBridge Funds as investment adviser under the Frontegra Advisory Agreement.  The Board also approved a new expense cap/reimbursement agreement between the Company, on behalf of the IronBridge Funds, and IronBridge (the “New Expense Cap Agreement”), which will keep the IronBridge Funds’ expenses at the same levels as provided under the existing expense cap/reimbursement agreement with Frontegra.  Under the New Expense Cap Agreement, to become effective on March 1, 2010 upon the implementation of the Interim Advisory Agreement, IronBridge will agree to limit the Frontegra IronBridge Small Cap Fund’s total operating expenses to 1.10% of such Fund’s daily net assets and will agree to limit the Frontegra IronBridge SMID Fund’s total operating expenses to 0.95% and 1.35% of such Fund’s daily net assets for Institutional Class shares and Class Y shares, respectively.

In connection with the appointment of IronBridge as the principal investment adviser to the IronBridge Funds, the Board also approved a subadministration agreement pursuant to which Frontegra would be retained by IronBridge to provide certain compliance and administrative services to the IronBridge Funds.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is February 25, 2010.

Filed Pursuant To Rule 497(e)

Registration No. 333-07305

FRONTEGRA FUNDS, INC.

Supplement to Statement of Additional Information Dated October 30, 2009

Frontegra IronBridge Small Cap Fund

Frontegra IronBridge SMID Fund

Class Y Shares

Institutional Class Shares

Effective March 1, 2010, the Funds’ Statement of Additional Information (“SAI”) dated October 30, 2009 is revised as follows:

Generally

All references to Frontegra Asset Management, Inc. as the investment adviser to the Frontegra IronBridge Small Cap Fund and Frontegra IronBridge SMID Fund are replaced with references to IronBridge Capital Management, L.P. as the investment adviser to these Funds.  All references to IronBridge Capital Management, L.P. as subadviser to these Funds are deleted.

Investment Advisers and Subadvisers

The first sentence in the subsection entitled “Investment Advisers and Subadvisers – Investment Adviser – Frontegra Asset Management, Inc.” is replaced with the following:

Frontegra is the investment adviser to the Columbus Core Plus, Columbus Core, Mastholm International Equity, Netols Small Cap Growth and Sky International Value Funds.

The IronBridge Small Cap Fund and IronBridge SMID Fund are deleted from the table regarding the expense cap agreements between Frontegra and Frontegra Funds, Inc.

This supplement should be retained with the SAI for future reference.

The date of this Supplement is February 25, 2010.